Securities Act File No. 333-_____

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.  ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

BNY Mellon NEW YORK AMT-FREE MUNICIPAL BOND FUND

(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on December 18, 2023 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.im.bnymellon.com

Dear Shareholder:

As a shareholder of BNY Mellon New York Tax Exempt Bond Fund, Inc. (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser to the Acquiring Fund and the Fund. Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, is the sub-adviser to the Acquiring Fund and the Fund. BNYM Investment Adviser and INA are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

Management of BNYM Investment Adviser has reviewed the lineup of long-term municipal bond funds in the BNY Mellon Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Fund's Board of Directors and the Acquiring Fund's Board of Trustees that the Fund be consolidated with the Acquiring Fund. After careful review, the Fund's Board of Directors and the Acquiring Fund's Board of Trustees have unanimously determined that the reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the reorganization of the Fund. The reorganization of the Fund is expected to occur on or about May 10, 2024 if approved by shareholders.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund and will receive Class Z shares of the Acquiring Fund equal in value to the value of your shares of the Fund. Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a combined fund that has a lower management fee than the Fund. In addition, the Acquiring Fund's Class Z shares are estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of September 30, 2023. The Acquiring Fund, like the Fund, normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. In addition, the Fund invests at least 80% and the Acquiring Fund invests at least 70% of their respective net assets in municipal bonds rated, at the time of purchase, investment grade or the unrated equivalent as determined by INA. The Acquiring Fund's Class I shares underperformed the Fund for the one-year period ended December 31, 2022, but outperformed the Fund for the five- and ten-year periods ended December 31, 2022. Past performance is not available for Class Z shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Fund's Board of Trustees to be issued to Fund shareholders in connection with the reorganization. Management of BNYM Investment Adviser believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management of BNYM Investment Adviser recommended to the Fund's Board of Directors and the Acquiring Fund's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization of the Fund. The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a combined fund that has a lower management fee and, with respect to the Acquiring Fund's Class Z shares, is estimated to have a lower total annual expense ratio than the Fund. In approving the reorganization, the Fund's Board of Directors determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Fund's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting in person, but you may attend the meeting virtually and vote over the Internet during the meeting.

The meeting will be conducted over the Internet in a virtual meeting format only. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because it would not have to pay for return-mail postage. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Further information about the proposed reorganization is contained in the enclosed materials, which you should carefully review before you vote. If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Equiniti Fund Solutions, LLC, at (866) 796-7181. Thank you.

Sincerely,
/s/ David DiPetrillo
David DiPetrillo President BNY Mellon New York Tax Exempt Bond Fund, Inc.

December 22, 2023

Proposed Reorganization OF

BNY Mellon New York Tax Exempt Bond Fund, INC.
With and Into

BNY MELLON New York AMT-free municipal bond fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY BNY MELLON NEW YORK TAX EXEMPT BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about May 10, 2024 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon New York Tax Exempt Bond Fund, Inc., a Maryland corporation (the "Fund"). You will receive Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and be dissolved, in connection with which it will terminate its registration with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION OF THE FUND FOR ME?

The Fund's Board of Directors (the "Board") believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a combined fund that is also managed by BNYM Investment Adviser and sub-advised by Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser. As of September 30, 2023, the Acquiring Fund had approximately $220 million and the Fund had approximately $734 million in net assets. The Acquiring Fund has a lower management fee than the Fund and Class Z shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of September 30, 2023. See "Will the Proposed Reorganization of the Fund Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund's Class I shares underperformed the Fund for the one-year period ended December 31, 2022, but outperformed the Fund for the five- and ten-year periods ended December 31, 2022. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Past performance is not available for Class Z shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Fund's Board of Trustees to be issued to Fund shareholders in connection with the reorganization. Although the Fund had more assets than the Acquiring Fund as of September 30, 2023, management of BNYM Investment Adviser believes that, as a result of becoming shareholders in a larger combined fund, the reorganization, after the payment of the costs of the reorganization, should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. Management of BNYM Investment Adviser also believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable INA, as the Acquiring Fund's and the Fund's sub-adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. Other potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?

Yes. The Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. Similarly, the Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes and the federal alternative minimum tax ("AMT"). The Acquiring Fund may change its policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from the federal AMT upon 60 days' prior notice to shareholders. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The Fund may invest up to 20% of its net assets in municipal bonds the income from which may be subject to the federal AMT. Each fund's policy to invest at least 80% of its net assets in municipal bonds the income from which is exempt from federal, New York state and New York city income taxes is a fundamental policy of the fund and cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

The Acquiring Fund invests at least 70% and the Fund invests at least 80% of their respective net assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB and above), or the unrated equivalent as determined by INA. The Acquiring Fund and the Fund may invest the remainder of their respective net assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA. As of August 31, 2023, the average credit quality rating of the Acquiring Fund's portfolio was A+ and that of the Fund's portfolio was AA-.

The portfolio managers of the Acquiring Fund and the Fund focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and by actively trading among various sectors and securities based on their apparent relative values. The Acquiring Fund and the Fund each seek to invest in several different sectors, and neither seeks to overweight any particular sector but may do so depending on each sector's relative value at a given time. A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets INA's strategic or portfolio construction objectives. Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and the Fund is expected to exceed 10 years, but the Acquiring Fund and the Fund may invest without regard to maturity.

Given that the Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar but not identical. Because the Acquiring Fund focuses on investments in municipal bonds that provide income that is exempt from federal, New York state and New York city personal income tax and the federal AMT, while the Fund may invest up to 20% of its net assets in municipal bonds the income from which may be subject to the federal AMT, there is a risk that the universe of potential investments for the Acquiring Fund may be smaller than that of the Fund. As of August 31, 2023, 8.38% of the Fund's assets and 9.48% of the Acquiring Fund's assets were invested in municipal bonds subject to the federal AMT. If the reorganization were consummated as of that date, approximately 9.2% of the Acquiring Fund's assets would have been invested in municipal bonds subject to the federal AMT. Because the Acquiring Fund may invest a higher percentage of its assets in municipal bonds rated below investment grade than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities to a greater extent than the Fund. As of August 31, 2023, 10.2% of the Acquiring Fund's net assets and 6.7% of the Fund's net assets were invested in municipal bonds rated below investment grade or the unrated equivalent as determined by INA.

Although each fund seeks to provide income exempt from federal, New York state and New York city income taxes and, in the case of the Acquiring Fund, the federal AMT, income from some of the funds' respective holdings may be subject to these taxes. In addition, each fund may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable New York municipal bonds are not available for investment. During such periods, the Acquiring Fund or the Fund, as the case may be, may not achieve its investment objective.

BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund. BNYM Investment Adviser has engaged its affiliate, INA, to serve as the sub-adviser to the Acquiring Fund and the Fund and provide day-to-day management of the Acquiring Fund's and the Fund's investments. Thomas Casey and Daniel Rabasco, CFA are the primary portfolio managers of the Acquiring Fund and the Fund and will manage the combined fund if the reorganization is approved and consummated. Mr. Rabasco is the head of municipal bond strategies at INA, Mr. Marques is a senior portfolio manager for U.S. municipal bond strategies at INA, and Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders. As of May 31, 2023, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $3.1 million, none of which is expected to be lost as a result of the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Checkwriting Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund. In addition, you will also have the ability to exchange your Class Z shares of the

Acquiring Fund into shares of certain other funds in the BNY Mellon Family of Funds, and convert your Class Z shares into shares of another class of the Acquiring Fund, provided you meet the eligibility requirements for investing in the new share class. The Acquiring Fund reserves the right to refuse any conversion request. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class Z shares of the Acquiring Fund as you previously did as a holder of shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your Class Z shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Fund. The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.45% of the value of the Acquiring Fund's average daily net assets. BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.

In addition, Class Z shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than the Fund, based on expenses of each fund as of September 30, 2023. BNYM Investment Adviser has contractually agreed, until December 31, 2024, to waive receipt of its fees and/or assume the direct expenses of Class Z shares of the Acquiring Fund so that the direct expenses of Class Z shares of the Acquiring Fund (excluding shareholder services fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55%. BNYM Investment Adviser may terminate this expense limitation agreement at any time on or after December 31, 2024.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. As with the Fund's shares, there is no sales charge, redemption fee or CDSC imposed on Class Z shares of the Acquiring Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower management fee and, with respect to Class Z shares of the Acquiring Fund, is estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of September 30, 2023) expenses relating to the Fund's reorganization will be borne by the Fund, whether or not the reorganization is approved. Such expenses are expected to total approximately $286,100 or approximately 0.04% of the Fund's net assets as of September 30, 2023, but could be higher in the event the Fund is required to adjourn or postpone the meeting and continue soliciting votes to achieve a quorum or the required vote. It is estimated that the Fund's shareholders would start to realize certain expense benefits within approximately three and a half months or less after the reorganization. The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE FUND'S BOARD RECOMMEND I VOTE?

As a result of the review by BNYM Investment Adviser of the lineup of long-term municipal bond funds in the BNY Mellon Family of Funds, management of BNYM Investment Adviser recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the reorganization, the investment objectives, management policies and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and Class Z shares of the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Fund in connection with the reorganization, the Fund's Board has unanimously concluded that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and sub-advised by INA, and has substantially similar investment objectives, management policies and strategies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower management fee and, with respect to Class Z shares of the Acquiring Fund, is estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of September 30, 2023. In addition, the Acquiring Fund's Class I shares underperformed the Fund for the one-year period ended December 31, 2022, but outperformed the Fund for the five- and ten-year periods ended December 31, 2022. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. Therefore, the Fund's Board, all of whose members are not "interested persons" (as defined in the 1940 Act) of the Fund or the Acquiring Fund, unanimously recommends that you vote FOR the Agreement and Plan of Reorganization.

Who is Equiniti Fund Solutions, LLC?

Equiniti Fund Solutions, LLC (the "Proxy Solicitor") is a company that has been engaged by BNYM Investment Adviser, on behalf of the Fund, to assist in the solicitation of proxies, which is expected to cost approximately $51,500, plus any out-of-pocket expenses. The Proxy Solicitor is not affiliated with the Fund or with BNYM Investment Adviser. In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting. If a quorum is not attained for the Fund, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Over the Internet, at the website address listed on your proxy card; or
•	At the meeting, by attending virtually and voting over the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at (866) 796-7181. Agents are available 9:00 a.m. – 10:00 p.m., Eastern Time, Monday through Friday.

We encourage you to vote over the Internet or by telephone. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

May I attend the Meeting IN PERSON?

No. The meeting will be conducted exclusively online via live webcast. Shareholders will not be able to attend the meeting in person but may participate over the Internet. Shareholders may request the meeting credentials by emailing attendameeting@equniti.com. Please include your full name, address and the control number found on your enclosed proxy card. The meeting will begin promptly at 10:00 a.m., Eastern Time, on March 7, 2024. The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

What if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in "street name"), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power ("Legal Proxy" provided by your intermediary) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@equniti.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as "Legal Proxy" and be received no later than March 4, 2024 at 12:00 p.m., Eastern Time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

BNY Mellon new York Tax Exempt Bond Fund, INC.
__________________________

Notice of Special Meeting of Shareholders
___________________________

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of BNY Mellon New York Tax Exempt Fund, Inc. (the "Fund") will be held over the Internet in a virtual meeting format only on Thursday, March 7, 2024 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its shares in liquidation of the Fund, after which the Fund will cease operations and will be terminated; and
2.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record as of the close of business on December 15, 2023 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@equniti.com. Please include your full name and address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "BNY Mellon New York Tax Exempt Fund, Inc." in the subject line. The Meeting will begin promptly at 10:00 a.m., Eastern Time, on Thursday, March 7, 2024. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@equniti.com. You may also forward proof of ownership from your intermediary to attendameeting@equniti.com. Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Monday, March 4, 2024. You will receive a confirmation email from attendameeting@equniti.com of your registration and control number that will allow you to vote over the Internet during the Meeting.

If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Equiniti Fund Solutions, LLC, at (866) 796-7181.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Directors
James Bitetto Secretary

New York, New York

December 22, 2023

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON nEW yORK tAX exEMPT Bond fUND, INC.

With and Into

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND

_______________________________________

PROSPECTUS/PROXY STATEMENT
December [ ], 2023

_______________________________________

Special Meeting of Shareholders
To Be Held on Thursday, March 7, 2024

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon New York Tax Exempt Bond Fund, Inc., a Maryland corporation (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Thursday, March 7, 2024 at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record as of the close of business on December 15, 2023 are entitled to receive notice of and to vote over the Internet during the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders will not be able to attend the Meeting in person but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.

It is proposed that the Fund transfer all of its assets to BNY Mellon New York AMT-Free Municipal Bond Fund, a Massachusetts business trust (the "Acquiring Fund"), in exchange solely for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's Class Z shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund. The Acquiring Fund and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286. The phone number for the Acquiring Fund and the Fund is 1-800-373-9387.

A Statement of Additional Information ("SAI") dated December [ ], 2023, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-373-9387 (inside the U.S. only).

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Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

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The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The Acquiring Fund and the Fund are open-end management investment companies advised by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"). Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, serves as the sub-adviser to the Acquiring Fund and the Fund. The Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies. The Acquiring Fund and the Fund each normally invests at least 80% of its respective net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes, and, in the case of the

Acquiring Fund, the federal alternative minimum tax ("AMT"). Each fund's portfolio managers use an approach that focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated November 20, 2023, accompanies this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus, Annual Report for its fiscal year ended November 30, 2022 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended May 31, 2023 are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2022 and Semi-Annual Report for the six-month period ended May 31, 2023, or the Fund's most recent Prospectus or the Fund's Annual Report for its fiscal year ended May 31, 2023, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by mailing a duly executed proxy card bearing a later date, by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

As of October 16, 2023, there were 56,474,972.028 shares of the Fund issued and outstanding.

It is estimated that proxy materials will be mailed to shareholders of record on or about December 29, 2023. To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

TABLE OF CONTENTS

Summary…………………………………………………………………………….………………………
Fund Details…………………………………………………………………………………………………
Reasons for the Reorganization……………………………………………………………………………..
Information about the Reorganization……………………………………………………………………….
Additional Information about the Acquiring Fund and the Fund……………………………………………
Voting Information…………………………………………………………………………………………..
Financial Statements and Experts……………………………………………………………………………
Other Matters………………………………………………………………………………………………
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees............……………………….
Exhibit A: Form of Agreement and Plan of Reorganization………………………………………….A-1
Exhibit B: Information About the Acquiring Fund's Board Members…………………………………B-1

APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the form of Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Fund's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund Class Z shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and be dissolved and its registration with the Commission as a registered investment company under the 1940 Act will be terminated.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. As with the Fund's shares, there is no sales charge, redemption fee or CDSC imposed on Class Z shares of the Acquiring Fund.

The Fund's Board has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Acquiring Fund's Board of Trustees has unanimously concluded that the Reorganization is advisable and in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Investment Objective and Principal Investment Strategies. The Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies. The Acquiring Fund seeks to maximize current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. Similarly, the Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes and the federal AMT. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The Fund may invest up to 20% of its net assets in municipal bonds the income from which may be subject to the federal AMT. As of August 31, 2023, 8.38% of the Fund's assets and 9.48% of the Acquiring Fund's assets were invested in municipal bonds subject to the federal AMT. If the Reorganization were consummated as of that date, approximately 9.2% of the Acquiring Fund's assets would have been invested in municipal bonds subject to the federal AMT.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.

The Acquiring Fund invests at least 70% and the Fund invests at least 80% of their respective net assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher), or the unrated equivalent as determined by INA. The Acquiring Fund and the Fund may invest the remainder of their respective net assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA. As of August 31, 2023, the average credit quality rating of the Acquiring Fund's portfolio was A+ and that of the Fund's portfolio was AA-.

Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and the Fund is expected to exceed 10 years, but the Acquiring Fund and the Fund may invest without regard to maturity. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund. As of August 31, 2023, the average effective maturity of the Acquiring Fund's portfolio was 17.34% and the average effective maturity of the Fund's portfolio was 17.75%.

The portfolio managers of the Acquiring Fund and the Fund focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. To select municipal bonds, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors and securities based on their apparent relative values. The Acquiring Fund and the Fund each seek to invest in several different sectors, and neither seeks to overweight any particular sector but may do so depending on each sector's relative value at a given time.

The portfolio managers of the Acquiring Fund and the Fund employ a rigorous sell discipline to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets INA's strategic or portfolio construction objectives.

Although each fund seeks to provide income exempt from federal, New York state and New York city income taxes, and, in the case of the Acquiring Fund, the federal AMT, income from some of the funds' respective holdings may be subject to these taxes.

Each of the Acquiring Fund and the Fund is a "non-diversified" fund, which means that the proportion of the respective fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Acquiring Fund and the Fund have substantially similar fundamental and non-fundamental investment restrictions.

Principal Investment Risks. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Given that the Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they are not the same. These risks are discussed below. Because the Acquiring Fund focuses on investments in municipal bonds that provide income that is exempt from both federal personal income tax and the federal AMT, while the Fund may invest up to 20% of its net assets in municipal bonds the income from which may be subject to the federal AMT, there is a risk that the universe of potential investments for the Acquiring Fund may be smaller than that for the Fund. In addition, because the Acquiring Fund may invest a higher percentage of its assets in municipal bonds rated below investment grade than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities to a greater extent than the Fund. As of August 31, 2023, 10.2% of the Acquiring Fund's net assets and 6.7% of the Fund's net assets were invested in municipal bonds rated below investment grade or the unrated equivalent as determined by INA.

Both the Acquiring Fund and the Fund are subject to the following principal risks:

•	Municipal securities risk. Each fund is subject to the risks of investing in municipal securities. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's or the Acquiring Fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the Fund or the Acquiring Fund may not be able to readily sell municipal securities at prices at or near their perceived value. If the Fund or the Acquiring Fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund's or the Acquiring Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect such fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Fund or the Acquiring Fund invests may have an impact on such fund's share price. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds. A credit rating downgrade relating to default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the Fund or the Acquiring Fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

•	Interest rate risk. Each fund is subject to interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund's or the Acquiring Fund's investments in these securities to decline. Interest rates in the United States have been rising and may continue to increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund or the Acquiring Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the Fund's or the Acquiring Fund's investments in new securities may be at lower yields and may reduce such fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.
•	Credit risk. Each fund is subject to credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond held by a fund, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

•	High yield securities risk. Although the Acquiring Fund invests at least 70% and the Fund invests at least 80% of their respective assets in municipal bonds rated investment grade (i.e., Baa/BBB or higher), the Acquiring Fund and the Fund may invest to a limited extent in high yield bonds. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the Fund or the Acquiring Fund may cause such fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the Fund or the Acquiring Fund may subsequently be downgraded.
•	Liquidity risk. Each fund is subject to liquidity risk by virtue of their investments in municipal bonds and high yield securities. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund's or the Acquiring Fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal bonds (such as those issued by smaller municipalities) tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund or the Acquiring Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect such fund's share price.

•	Market risk. The value of the securities in which the Acquiring Fund or the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the Fund or the Acquiring Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.
•	Management risk. The investment process and techniques used by the Fund's or the Acquiring Fund's portfolio managers could fail to achieve the respective fund's investment goals, may cause an investment in the fund to lose value or may cause the fund to underperform other funds with similar investment goals.
•	State-specific risk. Each fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes a fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.
•	Non-diversification risk. Each fund is non-diversified, which means that each fund may invest a relatively high percentage of its respective assets in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Other Risks of the Reorganization. In addition to the principal investment risks of investing in the Acquiring Fund, an investment in the combined fund is subject to the following risks:

•	Past performance. The Acquiring Fund's Class I shares underperformed the Fund for the one-year period ended December 31, 2022, but outperformed the Fund for the five- and ten-year periods ended December 31, 2022. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund's Class Z shares or the Fund will perform in the future.
•	Risk that efficiencies are not realized. By combining the Fund with the Acquiring Fund, management of BNYM Investment Adviser believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser and INA to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Investment Adviser and INA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. However, these desired efficiencies may not ultimately be realized.

Dividends and Other Distributions. Each fund anticipates paying its shareholders any dividends once a month and any capital gain distributions annually. Each fund anticipates that dividends paid by the fund generally will be exempt from federal, New York state and New York city personal income taxes. However, a fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

Sales Charges, Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures. No sales charge or CDSC will be imposed at the time of the Reorganization. Neither the Fund's shares nor Class Z shares of the Acquiring Fund are subject to any sales charges or any exchange or redemption fees.

Class Z shares of the Acquiring Fund and shares of the Fund are each subject to a Shareholder Services Plan pursuant to which the respective fund reimburses BNY Mellon Securities Corporation, each fund's distributor, an amount not to exceed 0.25% of the value of the respective fund's average daily net assets (attributable to Class Z shares in the case of the Acquiring Fund) for providing shareholder services and/or maintaining shareholder accounts.

The minimum subsequent investment for shares of the Fund and Class Z shares of the Acquiring Fund is $100. Class Z shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board of Trustees to be issued to Fund shareholders in connection with the Reorganization. Class Z shares of the Acquiring Fund will generally not be available for new accounts. Shareholders of the Fund who receive Class Z shares as a result of the Reorganization will be permitted to purchase Class Z shares directly from the Acquiring Fund for accounts maintained with the Acquiring Fund.

Class Z shares of the Acquiring Fund may be exchanged into shares of certain other funds in the BNY Mellon Family of Funds.

Shares of each fund may be purchased, redeemed or exchanged each day the New York Stock Exchange is open, at the relevant fund's net asset value determined after receipt of a request in good order.

Fees and Expenses. Under its agreement with BNYM Investment Adviser, the Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Fund. Under its agreement with BNYM Investment Adviser, the Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.45% of the value of the Acquiring Fund's average daily net assets. BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.

The Acquiring Fund's Class Z shares are estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of September 30, 2023. BNYM Investment Adviser has contractually agreed, until December 31, 2024, to waive receipt of its fees and/or assume the direct expenses of Class Z shares of the Acquiring Fund so that the direct expenses of Class Z shares of the Acquiring Fund (excluding shareholder services fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55%. BNYM Investment Adviser may terminate this expense limitation agreement at any time on or after December 31, 2024.

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund, the Acquiring Fund or the Acquiring Fund post-Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below. The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of September 30, 2023. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of September 30, 2023, as adjusted showing the effect of the consummation of the Reorganization.

The Fund is bearing the expenses in connection with the Reorganization, which are estimated, based on the net assets of the Fund as of September 30, 2023, to be approximately $286,100 or 0.04% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Acquiring Fund - Pro Forma After Reorganization columns set forth below.

	Fund BNY Mellon New York Tax Exempt Bond Fund Shares	Acquiring Fund BNY Mellon New York AMT-Free Municipal Bond Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon New York AMT-Free Municipal Bond Fund Class Z Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.60	.45	.45
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.05	.05	.05
Miscellaneous other expenses	.08*	.08	.08
Total other expenses	.13	.13	.13
Total annual fund operating expenses	.73	.58	.58
*	Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $286,100 or 0.04% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Acquiring Fund Class Z shares.
Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses, which are as of September 30, 2023, remain the same. The Example does not include the estimated expenses that will be borne by the Fund in connection with the Reorganization. If these expenses were included, your costs would be higher. The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of September 30, 2023, as adjusted showing the effect of the consummation of the Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund	Acquiring Fund	Acquiring Fund Pro Forma After Reorganization
	BNY Mellon New York Tax Exempt Bond Fund*	BNY Mellon New York AMT-Free Municipal Bond Fund	BNY Mellon New York AMT-Free Municipal Bond Fund
		Class Z Shares	Class Z Shares
1 Year	$75	$59	$59
3 Years	$233	$186	$186
5 Years	$406	$324	$324
10 Years	$906	$726	$726

___________________________

*	Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $286,100 or 0.04% of the value of the Fund's average daily net assets. These expenses are not reflected in the Example.

Each fund may pay a transaction cost or spread when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs or spreads. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the portfolio turnover rates of the Fund and the Acquiring Fund were 7.54% and 7.49%, respectively, of the average value of the respective fund's portfolio.

Past Performance. The Acquiring Fund will be the accounting survivor in the Reorganization. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class I shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares (Class I shares in the case of the Acquiring Fund) to those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Because Class Z shares were not offered by the Acquiring Fund as of September 30, 2023, performance of the Acquiring Fund's Class I shares is being used for comparison purposes. Each share class of the Acquiring Fund is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Acquiring Fund
BNY Mellon New York AMT-Free Municipal Bond Fund — Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-4.07	9.57	3.67	0.01	5.32	-0.13	7.72	4.01	2.51	-10.35
'13	'14	'15	'16	'17	'18	'19	'20	'21	'22
During the periods shown in the chart: Best Quarter:	Q4, 2022	+3.77%
Worst Quarter:	Q1, 2022	-6.25%
The year-to-date total return of the Acquiring Fund's Class I shares as of 9/30/23 was -0.24%.
Acquiring Fund BNY Mellon New York AMT-Free Municipal Bond Fund — Class I Shares Average Annual Total Returns as of 12/31/22
Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	-10.35%	0.56%	1.67%
Class I returns after taxes on distributions	-10.35%	0.50%	1.64%
Class I returns after taxes on distributions and sale of fund shares	-5.11%	1.10%	1.98%
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	-8.53%	1.25%	2.13%

Fund
BNY Mellon New York Tax Exempt Bond Fund
Year-by-Year Total Returns as of 12/31 each year (%)

-4.68	8.95	3.61	-0.06	5.14	0.09	6.99	3.94	1.99	-9.94
'13	'14	'15	'16	'17	'18	'19	'20	'21	'22
During the periods shown in the chart: Best Quarter:		Q4, 2022		+3.35%
Worst Quarter:		Q1, 2022		-6.31%

The year-to-date total return of the Fund's shares as of 9/30/23 was -0.54%.

Fund BNY Mellon New York Tax Exempt Bond Fund Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Fund returns before taxes	-9.94%	0.44%	1.46%
Fund returns after taxes on distributions	-9.94%	0.43%	1.46%
Fund returns after taxes on distributions and sale of fund shares	-4.89%	1.00%	1.83%
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	-8.53%	1.25%	2.13%

Fund Details

Goal and Approach. The Acquiring Fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. The Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes and the federal AMT. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. Each fund's policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities. The Acquiring Fund may change its policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from the federal AMT upon 60 days' prior notice to shareholders.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The Fund invests at least 80% of its net assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher), or the unrated equivalent as determined by INA. The Fund may invest up to 20% of its net assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA. The Acquiring Fund invests at least 70% of its net assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher) or the unrated equivalent as determined by INA. The Acquiring Fund may invest up to 30% of its net assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA. Although not a principal investment strategy, each fund may hold distressed or defaulted securities.

Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and the Fund is expected to exceed 10 years, but the Acquiring Fund and the Fund may invest without regard to maturity. As of August 31, 2023, the average effective maturity of the Acquiring Fund's portfolio was 17.34% and the average effective maturity of the Fund's portfolio was 17.75%.

The portfolio managers of the Acquiring Fund and the Fund focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the Acquiring Fund's and the Fund's respective portfolio by:

•	Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and
•	Actively trading among various sectors and securities, including pre-refunded, general obligation and revenue bonds, based on their apparent relative values. Each fund seeks to invest in several different sectors, and neither fund seeks to overweight any particular sector but may do so depending on each sector's relative value at a given time.

A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets INA's strategic or portfolio construction objectives.

Although each fund seeks to provide income exempt from federal, New York state and New York city income taxes, and, in the case of the Acquiring Fund, the federal AMT, income from some of the funds' respective holdings may be subject to these taxes. In addition, each fund may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable New York municipal bonds are not available for investment and, under adverse market conditions, invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. During such periods, the relevant fund may not achieve its investment objective.

The Acquiring Fund and the Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The interest from inverse floaters in which the Acquiring Fund and the Fund invest will be exempt from federal, New York state and New York city income taxes. To the extent such inverse floaters have similar economic characteristics to municipal bonds as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. The Acquiring Fund and the Fund also may make forward commitments in which the respective fund agrees to buy or sell a security in the future at a price agreed upon today.

Each of the Acquiring Fund and the Fund is a "non-diversified" fund, which means that the proportion of the respective fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

Additional Investment Risks. In addition to the principal risks described above, the Acquiring Fund and the Fund are subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund or the Fund:

•	Municipal securities sector risk. The Acquiring Fund and the Fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
•	Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the Acquiring Fund or the Fund from its investment in such bonds and distributed to fund shareholders will be taxable.
•	Prepayment risk. To the extent the Acquiring Fund or Fund invests in securities that give the issuer the option to prepay or call the securities before their maturity date, such fund is subject to prepayment risk, which includes the risk of reduction of the market value of the relevant security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the Acquiring Fund or the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.
•	Inverse floating rate securities risk. The Acquiring Fund and the Fund may be exposed to certain risk to the extent the respective fund invests in inverse floating rate securities. The Acquiring Fund and the Fund may enter into tender option bond transactions, which expose the respective fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payment received on inverse floating rate securities acquired in such transactions generally will decrease (and potentially be eliminated) when short-term interest rates increase. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Inverse floaters are derivatives that involve leverage and could magnify the respective fund's gains or losses.
•	Leverage risk. To the extent the Acquiring Fund or Fund uses leverage, it will be subject to leverage risk. The use of leverage, such as investing in inverse floaters and engaging in forward commitment transactions, may cause taxable income and may magnify the Acquiring Fund's or the Fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

•	Distressed securities risk. The Acquiring Fund and the Fund may hold securities and other obligations of financially troubled issuers (sometimes known as "distressed securities"), including debt obligations that are in covenant or payment default. Many distressed securities are illiquid or trade in low volumes and thus may be more difficult to value accurately. They generally are considered speculative. With distressed securities there exists the risk that transactions involving such debt securities will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Acquiring Fund's or the Fund's purchase price of such debt obligations. If an anticipated transaction does not occur, the respective fund may be required to sell its holding at a loss or hold it pending bankruptcy proceedings in the event the issuer files for bankruptcy.
•	Temporary investment risk. Under adverse market conditions, the Acquiring Fund or the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Adviser and Sub-Adviser. The investment adviser for the Acquiring Fund and the Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Founded in 1947, BNYM Investment Adviser manages approximately $325 billion in 105 mutual fund portfolios. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $46.9 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

For the past fiscal year, the Acquiring Fund paid BNYM Investment Adviser a management fee at the effective annual rate of 0.44% of the value of the Acquiring Fund's average daily net assets. The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.45% of the value of the Acquiring Fund's average daily net assets. The Acquiring Fund paid an effective management fee for the past fiscal year at a reduced level due to an expense limitation agreement by BNYM Investment Adviser. A discussion regarding the basis for the Acquiring Fund's Board of Trustees approving the Acquiring Fund's management agreement with BNYM Investment Adviser is available in the Acquiring Fund's annual report for the fiscal year ended November 30, 2022.

For the past fiscal year, the Fund paid BNYM Investment Adviser a management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. A discussion regarding the basis for the Fund's Board approving the Fund's management agreement with BNYM Investment Adviser is available in the Fund's semi-annual report for the six-month period ended November 30, 2022.

BNYM Investment Adviser has engaged its affiliate, Insight North America LLC, to serve as sub-adviser for the Acquiring Fund and the Fund. INA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of June 30, 2023, INA had approximately $132 billion of assets under management. Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives. INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the assets of the Fund and the Acquiring Fund. A discussion regarding the basis for the Acquiring Fund's Board of Trustees and the Fund's Board approving the sub-investment advisory agreement between BNYM Investment Adviser and INA is available in the Acquiring Fund's annual report for the fiscal year ended November 30, 2022 and Fund's semi-annual report for the six-month period ended November 30, 2022, respectively.

Primary Portfolio Managers. Thomas Casey and Daniel Rabasco, CFA are the primary portfolio managers of the Acquiring Fund and the Fund. Messrs. Casey and Rabasco are jointly and primarily responsible for managing the Acquiring Fund′s portfolio, and will manage the combined fund after the Reorganization is consummated. Messrs. Casey and Rabasco have been the Acquiring Fund's primary portfolio managers since December 2009 and October 2014, respectively, and the Fund's primary portfolio managers since December 2009 and July 2014, respectively. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 1993. Mr. Rabasco is the head of municipal bond strategies at INA. He has been employed by INA or a predecessor company of INA since 1998.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and the Fund, and Robin A. Melvin, who is a Board member of the Acquiring Fund and the Fund, the Acquiring Fund and the Fund have different Board members. All of the Board members of the Acquiring Fund and the Fund are Independent Board Members. For a description of the Acquiring Fund's Board members, see Exhibit B.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Other Service Providers. BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Acquiring Fund's and the Fund's shares pursuant to a distribution agreement between the Acquiring Fund and BNYMSC and the Fund and BNYMSC, respectively.

The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's custodian and provides each fund with cash management services.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's transfer and dividend disbursing agent.

Capitalization. The Fund has issued a single class of shares of common stock and the Acquiring Fund has classified five and issued four classes of its shares — Class A, Class C, Class I, Class Y and Class

Z shares of beneficial interest. Since Class Z shares will not be offered until consummation of the Reorganization, none are currently outstanding. Fund shareholders will receive Class Z shares of the Acquiring Fund in the Reorganization. There will be no exchange of Class A, Class C, Class I or Class Y shares of the Acquiring Fund in connection with the Reorganization. The following tables set forth, as of September 30, 2023, (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class Z shares and (3) the pro forma capitalization of the Acquiring Fund's Class Z shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund BNY Mellon New York Tax Exempt Fund	Acquiring Fund BNY Mellon New York AMT-Free Municipal Bond Fund Class Z	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon New York AMT-Free Municipal Bond Fund Class Z
Total net assets	$733,805,288	$0	$(286,100)*	$733,519,188
Net asset value per share	$12.90	n/a	-	$12.89
Shares outstanding	56,899,930	None	-	56,899,930
_______________
*	Reflects the estimated aggregate costs of the Reorganization to be paid by the Fund.

As of September 30, 2023, the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) were $220,091,294 and the Fund's total net assets were $733,805,288. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are identical.

The price for Class Z shares of the Acquiring Fund and shares of the Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Class Z shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board of Trustees to be issued to Fund shareholders in connection with the Reorganization. Class Z shares of the Acquiring Fund will generally not be available for new accounts. Shareholders of the Fund who receive Class Z shares as a result of the Reorganization will be permitted to purchase Class Z shares directly from the Acquiring Fund for accounts maintained with the Acquiring Fund.

Shareholder Services Plans. Class Z shares of the Acquiring Fund and shares of the Fund are each subject to a separate Shareholder Services Plan pursuant to which the Acquiring Fund and the Fund reimburse BNYMSC at an annual rate of up to 0.25% of the value of the average daily net assets attributable to Class Z shares of the Acquiring Fund and shares of the Fund for shareholder account service and maintenance expenses. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Acquiring Fund and the Fund are identical. An investor may sell (redeem) shares of the Acquiring Fund and shares of the Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent the redeeming shareholder's pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.

The Fund's Board and the Acquiring Fund's Board of Trustees have adopted policies that seek to discourage excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Distributions. The dividends and distributions policies of the Acquiring Fund and the Fund are identical. Each fund anticipates paying its shareholders any dividends once a month and any capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Acquiring Fund and the Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class Z shares of the Acquiring Fund as you previously did as a holder of shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Organizational and Governance Structure. The Acquiring Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and the rights of its shareholders are governed by the Acquiring Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Acquiring Fund's By-Laws and applicable Massachusetts law. The Fund is a corporation organized under the laws of the State of Maryland, and the rights of its shareholders are governed by the Fund's charter (the "Charter"), the Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The Fund is required to call a special meeting of shareholders for the purpose of removing a Board member when requested to do so by the holders of at least 10% of its outstanding shares entitled to vote and is required to call a special meeting of shareholders for all other purposes when requested to do so by the holders of at least a majority of its outstanding shares entitled to vote. The Acquiring Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least 30% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Acquiring Fund and the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Acquiring Fund or the Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting. The Fund's Charter provides that one-third of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring Fund or the Fund are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Acquiring Fund's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Fund's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Fund is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Fund's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Acquiring Fund's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Fund, the Fund's Charter, the Fund's By-Laws and the Maryland Code, and the Acquiring Fund, the Acquiring Fund's Trust Agreement, the Acquiring Fund's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Fund's Charter and By-Laws, or the Acquiring Fund's Trust Agreement and By-Laws should write to the relevant fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

Management of BNYM Investment Adviser reviewed the lineup of long-term municipal bond funds in the BNY Mellon Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives, management policies and strategies. As a result of the review, management recommended to the Fund's Board and to the Acquiring Fund's Board of Trustees that the Fund be consolidated with the Acquiring Fund. The Fund's Board and the Acquiring Fund's Board of Trustees have unanimously concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization. In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and sub-advised by INA, and has substantially similar investment objectives, management policies and strategies as the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a combined fund that has a lower management fee and, with respect to Class Z shares of the Acquiring Fund, is estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of September 30, 2023. In addition, the Acquiring Fund's Class I shares underperformed the Fund for the one-year period ended December 31, 2022, but outperformed the Fund for the five- and ten-year periods ended December 31, 2022. As of September 30, 2023, the Acquiring Fund had approximately $220 million and the Fund had approximately $734 million in net assets. Although the Fund had more assets than the Acquiring Fund as of September 30, 2023, by combining the Fund with the Acquiring Fund, the Reorganization should enable Fund shareholders to benefit from more efficient portfolio management and should further enable Fund shareholders, after the payment of Reorganization costs, to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses. Combining the Fund with the Acquiring Fund also will permit INA to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permit the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, management of BNYM Investment Adviser recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Fund's Board of Trustees considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets that are assets the Acquiring Fund may hold to pursue its investment goal without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Acquiring Fund's Board of Trustees and the Fund's Board considered that the Reorganization also may benefit BNYM Investment Adviser because the Reorganization may reduce the amount of fees and expenses BNYM Investment Adviser has contractually agreed to waive or reimburse.

In determining whether to recommend approval of the Reorganization, the Fund's Board and the Acquiring Fund's Board of Trustees each considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's respective investment objective, management policies, strategies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, strategies, restrictions, and services were the same or substantially similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee and Class Z shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than the Fund; (4) the relative performance of the Fund and the Acquiring Fund, concluding that the Acquiring Fund (based on the Acquiring Fund's Class I shares) underperformed the Fund for the one-year period ended December 31, 2022, but outperformed the Fund for the five- and ten-year periods ended December 31, 2022; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred by the Fund in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred by the Fund did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization (e.g., permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower management fee and, with respect to the Acquiring Fund's Class Z shares, is estimated to have a lower total annual expense ratio than the Fund).

For the reasons described above, the Fund's Board and the Acquiring Fund's Board of Trustees, each of which is comprised entirely of Independent Board Members, unanimously determined that the reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on May 10, 2024, or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class Z shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the shares of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern Time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund's Board of Directors will authorize and the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and be dissolved and its registration with the Commission as a registered investment company under the 1940 Act will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, and pursuant to the Maryland Code, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.

The Plan may be amended at any time prior to the Reorganization by the Fund's Board and the Acquiring Fund's Board of Trustees. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund, and the Acquiring Fund. An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to Fund shareholders as a result of the Reorganization, the Fund will bear the expenses relating to the Reorganization, whether or not the reorganization is approved. The total expenses of the Reorganization, for legal and accounting expenses, printing, postage, mailing, proxy solicitation and related out-of-pocket, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $286,100, but could be higher in the event the Fund is required to adjourn or postpone the meeting and continue soliciting votes to achieve a quorum or the required vote. In addition to use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain Equiniti Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $51,500, plus any out of pocket expenses, such cost to be borne by the Fund, and is included in the estimated total expenses of the Reorganization listed above. The Fund has agreed to indemnify the Proxy Solicitor and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting. It is estimated that the Fund's shareholders would start to realize the lower total annual expense ratio of the Acquiring Fund's Class Z shares within approximately three and a half months or less after the Reorganization, based on the current estimate of the expenses of the Reorganization. The Acquiring Fund will not bear any costs directly associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class Z shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of May 31, 2023, the Fund's fiscal year end, the Fund had unused capital loss carryforwards of approximately $3.1 million. The Acquiring Fund will inherit any capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund, if any, as a result of the Reorganization.

Sale of Portfolio Securities. In connection with the Reorganization, management of BNYM Investment Adviser currently estimates that, based on Fund assets and portfolio composition as of August 31, 2023, no portfolio securities of the Fund would need to be sold before consummation of the Reorganization.

The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by either fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE FunD's Board, all of whose members are independent board members, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND the FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-07497). The Acquiring Fund's Prospectus, dated November 20, 2023, is incorporated herein by reference to Post-Effective Amendment No. 68 to the Acquiring Fund's Registration Statement on Form N-1A, filed on , November 2, 2023. The Acquiring Fund's Statement of Additional Information, dated March 1, 2023, as revised or amended March 31, 2023, May 1, 2023, September 1, 2023 and November 20, 2023, is incorporated herein by reference to the Acquiring Fund's Registration Statement on Form N-1A, filed on November 2, 2023.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 2-83429). The Fund's Prospectus, dated September 29, 2023, is incorporated herein by reference to Post-Effective Amendment No. 60 to the Fund's Registration Statement on Form N-1A, filed on September 26, 2023. The Fund's Statement of Additional Information dated December 30, 2022, as revised or amended, February 1, 2023, March 31, 2023, May 1, 2023, September 1,

2023 and September 29, 2023, is incorporated herein by reference to the Fund's Registration Statement on Form N-1A, filed on September 26, 2023.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.im.bnymellon.com.

VOTING INFORMATION

Quorum, Proxies and Voting at the Meeting

A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast one-third of the votes at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies for the Fund with respect to the proposal. In determining whether to adjourn the Meeting with respect to the proposal for the Fund, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.

If you hold shares of the Fund through an intermediary (other than a broker-dealer subject to the New York Stock Exchange rules) that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares. At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.

With respect to individual retirement accounts ("IRAs") sponsored by BNYM Investment Adviser, the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. To be effective, voting instructions must be received prior to the close of business on March 4, 2024. However, if no voting instructions are received, The Bank of New York Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Investment Adviser-sponsored IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, The Bank of New York Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Investment Adviser-sponsored IRA shareholders. In cases where proportionate voting is implemented, a small number of shareholders could determine how The Bank of New York Mellon votes such IRA shareholders' Fund shares, if such other shareholders fail to vote.

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.

The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization. The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Methods of Solicitation

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund has retained the Proxy Solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card. Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of October 16, 2023, either of record or beneficially, 5% or more of the outstanding shares of the Fund, and the percentage of the combined fund's Class Z shares to be owned by these persons if the Reorganization had been consummated as of that date. As Class Z shares of the Acquiring Fund are newly authorized and will not be offered until consummation of the Reorganization, no Acquiring Fund Class Z shares were issued and outstanding as of October 16, 2023.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund —Class Z Shares

Fund

Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	7.26%	7.26%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attention: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	6.54%	6.54%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of October 16, 2023, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of October 16, 2023, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Acquiring Fund (File No. 811-04765) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2022, filed on January 26, 2023. The audited financial statements of the Fund (File No. 811-03726) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended May 31, 2023, filed on July 24, 2023. The Acquiring Fund's financial statements audited by Ernst & Young LLP and the Fund's financial statements audited by Ernst & Young LLP have been referenced in reliance on their reports given on their authority as experts in accounting and auditing. The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2023, filed on July 24, 2023, is also incorporated herein.

OTHER MATTERS

The Fund's Board of Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2023 (the "Agreement"), between BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC. (the "Fund"), a Maryland corporation, and BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND (the "Acquiring Fund"), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund and the Acquiring are each registered, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Fund's Board of Directors has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board of Trustees has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.              the reorganization.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor to (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.              VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust, as amended (the "Acquiring Fund's Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be May 10, 2024, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Fund shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing

Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Fund represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry out its obligations under this Agreement.

(b) The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's charter (the "Fund's Charter") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Fund for each of the Fund's five fiscal years ended May 31, 2023 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since May 31, 2023, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board of Directors and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Fund represents and warrants to the Fund as follows:

(a) The Acquiring Fund is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry out its obligations under this Agreement.

(b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the

1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund, is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended November 30, 2022 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since November 30, 2022, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Trustees and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

5.5           The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

6.3           The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the

Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.

9.	TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Fund or the Fund, or the shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.3           The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.

9.4           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1         None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2         This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.5         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Acquiring Fund's Trust Agreement; a copy of the Acquiring Fund's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first written above.

BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ James Bitetto
James Bitetto,
Secretary

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ James Bitetto
James Bitetto,
Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships during the past five years, are shown below. All of the Board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 – Present)	N/A
Nathan Leventhal 1943 Board Member	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)
Robin A. Melvin 1963 Board Member

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – 2020); Board Member (2013 – 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

Each board member of the Acquiring Fund, with the exception of Ms. Bovich, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for 40 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective board members. The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board members believe that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Acquiring Fund's Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Acquiring Fund's Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with BNYM Investment Adviser, and also may benefit from information provided by BNYM Investment Adviser's counsel; counsel to the Acquiring Fund has significant experience advising funds and fund board members. The Acquiring Fund's Board and their committees have the ability to engage other experts as appropriate. The Acquiring Fund's Board evaluates its performance on an annual basis.

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus Corp. (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus Corp. by the end of 1994. From 1995 to 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
•	Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
•	Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family

Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•	Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.
•	Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company (August 2021 to present), and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.

PRELIMINARY COPY

BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.

240 Greenwich Street

New York, NY 10286

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY MARCH 7, 2024

The undersigned shareholder of BNY Mellon New York Tax Exempt Bond Fund, Inc. (the "Fund") hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on December 15, 2023, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Thursday, March 7, 2024, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JANUARY 18, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card, and Shareholder Report are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 7, 2023.

The Letter to Shareholders, Notice of Special Meeting of Shareholders, and Prospectus/Proxy Statement and Form of Proxy Card are available at HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP. Please see Prospectus/Proxy Statement or call (866) 796-7181 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free (866) 796-7181. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, if joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holders on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its shares in liquidation of the Fund, after which the Fund will cease operations and be dissolved.	O	O	O

The Fund's Board of Directors recommends you vote "FOR" approval of the Plan of Reorganization.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STATEMENT OF ADDITIONAL INFORMATION
December [ ], 2023
Acquisition of the Assets of
BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
By and in Exchange for Class Z Shares of
BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December [ ], 2023 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon New York Tax Exempt Bond Fund, Inc. (the "Fund") in exchange for Class Z shares of BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"). With respect to the Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated March 1, 2023, as revised or amended, March 31, 2023, May 1, 2023, September 1, 2023 and November 20, 2023.
2.	The Acquiring Fund's Annual Report for the fiscal year ended November 30, 2023.
3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2023.
4.	The Fund's Statement of Additional Information dated December 30, 2022, as revised or amended, February 1, 2023, March 31, 2023, May 1, 2023, September 1, 2023 and September 29, 2023.
5.	The Fund's Annual Report for the fiscal year ended May 31, 2023.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the Acquiring Fund's Registration Statement on Form N-1A, filed on November 2, 2023 (File No. 33-07497). The financial statements of the Acquiring Fund (File No. 811-04765) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2022, filed on January 26, 2023, and the Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2023, filed on July 24, 2023.

The Fund's Statement of Additional Information is incorporated herein by reference to the Fund's Registration Statement on Form N-1A, filed on September 26, 2023 (File No. 2-83429). The financial statements of the Fund (File No. 811-03726) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended May 31, 2023, filed on July 24, 2023.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.

The Reorganization will not result in a material change in the Fund's investment portfolios due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND

PART C

OTHER INFORMATION

_________________________

Item 15.	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on November 2, 2023. (File No. 33-07497) ("Post-Effective Amendment No. 68").

Item 16.	Exhibits.
(1)(a)	Registrant's Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995 ("Post-Effective Amendment No. 14").
(1)(b)	Articles of Amendment, dated July 24, 1992, is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on March 27, 1997.
(1)(c)	Articles of Amendment, dated December 24, 2007, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed on March 27, 2020 ("Post-Effective Amendment No. 61").
(1)(d)	Articles of Amendment, dated December 24, 2007, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed on March 27, 2020 ("Post-Effective Amendment No. 61").
(1)(e) Certificate of Designation, dated May 24, 2013, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on June 20, 2013.
(1)(f)	Certificate of Amendment, dated March 7, 2017, is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed on March 24, 2017. ("Post-Effective Amendment No. 54").
(1)(g)	Articles of Amendment, dated June 3, 2019, is incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No 61.
(2)	Registrant's By-Laws, dated July 1, 2011, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed March 28, 2012.
(3)	Not Applicable.
(4)	Agreement and Plan of Reorganization is filed as Exhibit A to the Prospectus/Proxy Statement incorporated herein by reference.
(5)	Reference is made to Exhibits (1) and (2) hereof.
(6)(a)	Management Agreement, between The Registrant and BNY Mellon Investment Adviser, Inc., dated August 24, 1994, amended as of September 1, 2021, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed on March 28, 2022 ("Post-Effective Amendment No. 64").

(6)(b)	Sub-Investment Advisory Agreement, between BNY Mellon Investment Adviser, Inc. and Insight North America LLC (INA), dated September 1, 2021, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 64.
(6)(c)	Expense Limitation Agreement between The Registrant and BNY Mellon Investment Adviser, Inc., effective as of March 31, 2023, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, filed on March 28, 2023 ("Post-Effective Amendment No. 65").
(7)(a)	Amended and Restated Distribution Agreement between The Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 61.
(7)(b)	Form of Bank Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 61.
(7)(c)	Form of Broker/Dealer Selling Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 61.
(7)(d)	Form of Service Agreement is incorporated by referenced to Exhibit (e)(4) of Post-Effective Amendment No. 64.
(8)	Not Applicable.
(9)(a)	Custody Agreement, between The Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on March 30, 2011 ("Post-Effective Amendment No. 35").
(9)(b)	Amendment to Custody Agreement, between The Registrant and The Bank of New York Mellon, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A, filed on March 27, 2014.
(9)(c)	Second Amendment to Custody Agreement, between The Registrant and The Bank of New York Mellon, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 54.
(10)(a)	Rule 12b-1 Plan, Distribution plan dated May 26, 1994, as amended June 3, 2019, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 61.
(10)(b)	Rule 18f-3 Plan, as amended, July 31, 2020, revised as of March 11, 2022, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 65.
(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 10.
(11)(b)	Opinion and Consent of Counsel.*
(12)	Opinion and Consent of Counsel regarding tax matters.**
(13)	Not applicable.
(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant.*
(15)	Not Applicable.
(16)	Power of Attorney.*

(17)(a)	Shareholder Services Plan with respect to Class A and Class C, dated January 15, 1993, as amended June 3, 2019, incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 61.
(17)(b)	Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc., dated May 29, 2012, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed March 28, 2013.
(17)(c)	Amendment No. 1 to Transfer Agency Agreement between The Registrant and BNY Mellon Transfer, Inc. (formerly Dreyfus Transfer, Inc.), dated September 3, 2021, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 65.
(17)(d)	Revised Code of Ethics adopted by The Registrant, BNY Mellon Investment Adviser, Inc., INA and BNY Mellon Securities Corporation, effective March 31, 2021, is incorporated by referenced to Exhibit (p)(1) of Post-Effective Amendment No. 64..
(17)(e)	Code of Ethics of the Non-management Board Members of the BNY Mellon Family of Funds and BNY Mellon Funds Trust is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 61.

*Filed herewith.

**To be filed by Post-Effective Amendment.

Item 17.	Undertakings.
(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.
(4)	Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

INDEX OF EXHIBITS

Exhibits
(11)(b)	Opinion and Consent of Counsel
(14)	Consent of the independent registered public accounting firm
(16)	Power of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration Statement has been signed on behalf of the Registrant, in the City of New York, and the State of New York on the 16th day of November 2023.

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND

By:	/s/ James Bitetto
James Bitetto, Vice President

Signatures	Title	Date
/s/ David DiPetrillo*	President (Principal Executive Officer)	11/16/23
David DiPetrillo
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	11/16/23
James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	11/16/23
Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	11/16/23
Francine J. Bovich

/s/ Peggy Davis*	Board Member	11/16/23
Peggy Davis

/s/ Nathan Leventhal*	Board Member	11/16/23
Nathan Leventhal

/s/ Robin A. Melvin*	Board Member	11/16/23
Robin A. Melvin
*BY: /s/ James Bitetto James Bitetto, Attorney-in-Fact